AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT


1.     Contract ID Code
2.     Amendment/Modification No.:   P00019
3.     Effective Date:See Block 14
4.     Requisition/Purchase Req. No.:
5.     Project No. (if applicable):
6.     Issued by:.    Effective Date:See Block 14
4.     Requisition/Purchase Req. No.:
5.     Project No. (if applicable):
6.     Issued by:     Engineering Field Activity, West
                      Naval Facilities Engineering Command
                      900 Commodore Drive
                      San Bruno, CA  94066-5006
       Code:   N62474
7.     Administered by (if other than Item 6):
8.     Name and Address of Contractor:     California Energy Company
                                           302 South 36th Street, Suite 400
                                           Omaha, NE  68131
9A.    Amendment of Solicitation No.:
9B.    Dated (see Item 11)
10A.   Modification of Contract/Order No.:   N62474-79-C-5382
10B.   Dated (see Item 13):   06 Dec 79
11.    This item only applies to Amendments of Solicitations
_      The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers _ is extended, _ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a)  By completing Items 8 and 15, and returning     copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO
BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.
If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.    Accounting and Appropriation Data (if required):
13.    This item applies only to Modifications of Contracts/Orders, it modifies the Contract/Order No. as described in Item 14.
       A. This Change Order is issued pursuant to: (specify authority) The Changes set forth in Item 14 are made in the Contract Order No. in
          Item 10A.
       B. The above numbered Contract/Order is modified to reflect the admin-istrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the Authority of Far 43.103(b).
       C. This Supplemental Agreement is entered into pursuant to authority of:
(XX) D. Other (specify type of modification and authority): Far 42.12 Novation and Change of Name Agreements.
       E. Important:     Contractor    X    is not, ____ is required to sign
          this document and return _____ copies to the issuing office.
14. Description of Amendment/Modification (Organized by UCF section \ headings, including solicitation/contract subject matter where feasible.)
       Subj:   Geothermal power development at the Naval Air Weapons Station,
       China Lake, California.
       Description of this Modification begins on Page 2
       Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A.   Name and Title of Signer:
15B.   Contractor/Offeror:
15C.   Date Signed:
16A:   Name and Title of Contracting Officer:Catherine B. Morris
       Head, Environmental Services Contracts
16B:   United States of America
       By: /s/ Catherine B. Morris
16C:   Date Signed:  1 Aug '95

                                                      N62474-79-C-5382
                                                      Modification P000019
                                                      Page 2 of 3

Block 14.  DESCRIPTION OF MODIFICATION

1. By this modification the Government recognizes the following transfers, in accordance with the terms and conditions of the "Novation Agreement Under Contract N62474-79-C-5382 Concerning Navy II Lands Assignment of Contractual
 Rights and Obligations from China Lake Joint Venture to Coso Energy Developers and From Coso Energy Developers to Coso Power Developers (Navy II Project Novation Agreement)" executed 16 December 1992, a copy of which is attached hereto and incorporated herein, of the rights, interests, and obligations under the contract pertaining to the Navy II lands:

   a. Effective 30 December 1988, from China Lake Joint Venture (CLJV) to Coso Energy Developers (CED), a single purpose California general partnership.

   b. Effective 31 July 1989, from CED to Coso Power Developers (CPD), a single purpose California general partnership.

2. By this modification the Government also recognizes, in accordance with the terms and conditions of the "Consent Under Contract N62474-79-C-5382 Concerning the Navy II Project Assignment of Contractual Rights and Obligations From Coso Power Developers to Bank of America" executed 13 October 1992 and effective 16 December 1992, a copy of which is attached hereto and incorporated herein, the assignment by CPD to Lender (Bank of America National Trust and Savings Association not in its individual capacity, but solely as trustee pursuant to a Trust Indenture between Bank of America NT&SA and Coso Funding Corporation) as security interest all of CPD's right, title, and interest in the Contract.

3. Notices from the Navy concerning the rights, interests, or obligations of the parties with respect to the Navy II lands and the Navy II project and the contract will be sent to:

       China Lake Joint Venture
       c/o California Energy Company, Inc.
       10831 Old Mill Road
       Omaha, Nebraska  68154

       Coso Power Developers
       c/o Coso Technology Corporation
       10831 Old Mill Road
       Omaha, Nebraska  68154

       Bank of America National Trust and Savings Association
       Attn:  Corporate Trust
       One Embarcadero Center
       20th Floor
       San Francisco, CA  94111

4.     All other terms and conditions of the contract remain unchanged.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.
2.     Amendment/Modification No.:   P00020
3.     Effective Date:See Block 14
4.     Requisition/Purchase Req. No.:
5.     Project No. (if applicable):
6.     Issued by:     Engineering Field Activity West
                      Naval Facilities Engineering Command
                      900 Commodore Drive
                      San Bruno, CA  94066-5006
       Code:   N62474
7.     Administered by:
8.     Name and Address of Contractor:       California Energy Company
                                             302 South 36th Street, Suite 400
                                             Omaha, NE  68131
9A.    Amendment of Solicitation No.:
9B.    Dated:
10A.   Modification of Contract/Order No.:
10B.   Dated:  06 Dec 79
11.    This item only applies to Amendments of Solicitations
       _ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers _ is extended, _
       is not extended.  Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
       THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
       DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.    Accounting and Appropriation Data (if required):N/A
13.    This item applies only to modifications of contracts/orders, it modifies the contract/order no. as described in Item 14.
       A. This change order is issued pursuant to: (specify authority) the changes set forth in Item 14 are made in the Contract Order No. in
          Item 10A.
       B. The above numbered Contract/Order is modified to reflect the admin-istrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of far 43.10(b).
       C. This supplemental agreement is entered into pursuant to authority of:
_XX__  D. Other (specify type of modification and authority):FAR 42.12 Novation and Change of Name Agreements.
       E. Important:     Contractor  _X_ is not,  ____  is required to sign
          this document and return         _____ copies to the issuing office.
14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
       Subj:   Geothermal Power Development at the Naval Air Weapons Station,
       China Lake, California.
       Description of this Modification begins on Page 2.
       Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A.   Name and Title of Signer:
15B.   Contractor/Offeror:
15C.   Date Signed:
16A.   Name and Title of Contracting Officer:Catherine B. Morris
       Head, Environmental Service Contracts
16B:   United States of America
       By:     /s/ Catherine B. Morris
16C.   1 Aug '95



                                                      N62474-79-C-5382
                                                      Modification P000020
                                                      Page 2 of 2


Block 14.      Description of Modification

By this modification the Government acknowledges, and incorporates into the contract its previously executed and delivered consent to the assignment by China Lake Joint Venture and Atkinson-Mitsibushi Joint Venture to Coso Finance Partners of certain contract rights and interests pertaining to the "Initial Plant," "Initial Project," "Initial Project Area," and the "Initial Project Rights," hereafter known as Navy I, Units I-1, I-2, and I-3, in accordance with the terms and conditions of the following Consents to Assignment and Amendments thereof, copies of which are attached hereto and incorporated herein:

  1. Consent to Assignment by U.S. Navy executed on 10 July 1987
  2. Amendment to Consent to Assignment by U.S. Navy executed on 15 July 1988
  3. Amendment to Consent to Assignments by U.S. Navy executed on 1 November
     1988
  4. Second Amendment to Consent to Assignments by U.S. Navy executed 13 October 1992
  5. Third Amendment to Consent to Assignments by U.S. Navy executed 13 October 1992

Addresses

       For Borrower

               c/o California Energy Company, Inc.
               10831 Old Mill Road
               Omaha, Nebraska  68154

       For Lender

               Bank of America National Trust and Savings Association One Embarcadero Center
               20th Floor
               San Francisco, CA  94111
               Attn:  Corporate Trust

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.
2.     Amendment/Modification No.:   P00033
3.     Effective Date:95Dec08
4.     Requisition/Purchase Req. No.: N/A
5.     Project No. (if applicable):
6.     Issued by:     Commanding Officer
                      Attn:  NAVFACCO, Code 2711, Bldg. 41
                      Construction Batalion Center
                      1000 23rd Avenue
                      Port Hueneme CA  93043-4301
                      POC: Marcia A. Barnard, Code 271A, (805)982-5094
7.     Administered by:
8.     Name and Address of Contractor:       California Energy Company
                                             302 South 36th Street, Suite 400
                                             Omaha, NE  68131
9A.    Amendment of Solicitation No.:
9B.    Dated:
10A.   Modification of Contract/Order No.:  N47408-79-C-5382
10B.   Dated:  06 Dec 79
11.    This item only applies to Amendments of Solicitations
       _    The above numbered solicitation is amended as set forth in Item
       14.  The hour and date specified for receipt of Offers  _  is extended,
       _ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
       THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
       DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.    Accounting and Appropriation Data (if required):N/A
13.    This item applies only to modifications of contracts/orders, it modifies the contract/order no. as described in Item 14.
       A. This change order is issued pursuant to: (specify authority) the changes set forth in Item 14 are made in the Contract Order No. in
           Item 10A.
       B. The above numbered Contract/Order is modified to reflect the admin-istrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of far 43.10(b).
  X    C.  This supplemental agreement is entered into pursuant to authority of:
           FAR 52.243.1 - Changes - Fixed Price
       D.  Other (specify type of modification and authority):FAR 42.12
           Novation and Change of Name Agreements.
       E.  Important:     Contractor         is not,  __X__  is required to
           sign this document and return __2___ copies to the issuing office.
14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
       1. The purpose of this modification is to revise the method of calculating the value of transferred steam for the Navy revenue purposes and to incorporate the requirement for the submittal of an annual "Escrow Assurance Plan".

See Page 2 of 2

       Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A.   Name and Title of Signer:  Thomas R. Mason, President
15B.   Contractor/Offeror:  /s/ Thomas R. Mason
15C.   Date Signed:  12/20/95
16A.   Name and Title of Contracting Officer:Sally K. Middlebrooks
                                             Contracting Officerl
16B:   United States of America
       By:     /s/ Sally K. Millebrooks
16C.   8 Jan 96

                                                      N47408-97-C-5382
                                                      Modification P000033
                                                      Page 2 of 2


2. Delete: "Coso Geothermal Project Exchange Agreement" dated January 11, 1994, Exhibit "A" that was executed as part of Modification P00029.

       Incorporate: Exhibit A: CALCULATION OF PAYMENTS FOR TRANSFERS OF STEAM AT COSO, dated April 12, 1995.

3. By the 31st day of January, each calendar year the contractor shall submit, to the Contracting Officer, an "Escrow Assurance Plan". The plan shall reflect the escrow account balance as of 31 December of the previous year. The contractor shall illustrate the compounded interest rate necessary to ensure that the account will contain $25,000,000 on or before 31 December 2009. The plan will also discuss all relevant financial data, such as investments, shrinking or increasing interest rates, etc. to demonstrate that the account is being monitored on a regular basis.

4.     ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.
2.     Amendment/Modification No.:   P00034
3.     Effective Date:95Feb08
4.     Requisition/Purchase Req. No.: N/A
5.     Project No. (if applicable):
6.     Issued by:     Commanding Officer
                      Attn:  NAVFACCO, Code 2711, Bldg. 41
                      Construction Batalion Center
                      1000 23rd Avenue
                      Port Hueneme CA  93043-4301
                      POC: Marcia A. Barnard, Code 271A, (805)982-5094
7.     Administered by:
8.     Name and Address of Contractor:       California Energy Company
                                             302 South 36th Street, Suite 400
                                             Omaha, NE  68131
9A.    Amendment of Solicitation No.:
9B.    Dated:
10A.   Modification of Contract/Order No.:  N47408-79-C-5382
10B.   Dated:  06 Dec 79
11.    This item only applies to Amendments of Solicitations
       _    The above numbered solicitation is amended as set forth in Item
       14.  The hour and date specified for receipt of Offers  _  is extended,
       _ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
       THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
       DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.    Accounting and Appropriation Data (if required):N/A
13.    This item applies only to modifications of contracts/orders, it modifies the contract/order no. as described in Item 14.
       A. This change order is issued pursuant to: (specify authority) the changes set forth in Item 14 are made in the Contract Order No. in
           Item 10A.
       B. The above numbered Contract/Order is modified to reflect the admin-istrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of far 43.10(b).
  X    C.  This supplemental agreement is entered into pursuant to authority of:
           FAR 52.245.4 - Government Furnished Property (Short Form)
       D.  Other (specify type of modification and authority):
       E.  Important:     Contractor         is not,  __X__  is required to
           sign this document and return __2___ copies to the issuing office.
14.    Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to transfer Government Furnished Property to California Energy Company, Inc. for a period not to exceed six months from the effective date of this modification.

See Page 2 of 2

       Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. Name and Title of Signer: Douglas L. Anderson, Assistant General Counsel, U.S. and Corporate 15B.
       Contractor/Offeror:  /s/ Douglas L. Anderson
15C.   Date Signed:
16A.   Name and Title of Contracting Officer:M. A. Barnard
                                         Contracting Officerl
16B:   United States of America
       By:     /s/ M. A. Barnard
16C.



                                                            N47408-97-C-5382
                                                            Modification P000034
                                                            Page 2 of 2


ITEMS                                      QUANTITY            ACQN COST

Acropolis 1.2 BG, 3.5 inch disk drive         1                $2,095.00
storage subsystem, Serial #92150136,
NAWS Plant Account #458571

Artecon Model DSU 1-331                       1                $1,330.00
330 Mbyte External Hard Disk Drive,
Serial #7998, NAWS Plant Account #445381

Artecon Model DSU 351                         1                $1,978.00
660 Mbyte External Hard Disk Drive,
Serial #7242, NAWS Plant Account #445384

TOTAL VALUE GFE                                                $5,430.00

2. Add the following clause to Section VII Appendix I, "General Provisions" FAR 52.245-4 Government-Furnished Property (Short Form) (APR 1984)

3.     ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT


1.
2.     Amendment/Modification No.:   P00035
3.     Effective Date:95Feb08
4.     Requisition/Purchase Req. No.: N/A
5.     Project No. (if applicable):
6.     Issued by:     Commanding Officer
                      Attn:  NAVFACCO, Code 2711, Bldg. 41
                      Construction Batalion Center
                      1000 23rd Avenue
                      Port Hueneme CA  93043-4301
                      POC: Marcia A. Barnard, Code 271A, (805)982-5094
7.     Administered by:
8.     Name and Address of Contractor:       California Energy Company
                                             302 South 36th Street, Suite 400
                                             Omaha, NE  68131
9A.    Amendment of Solicitation No.:
9B.    Dated:
10A.   Modification of Contract/Order No.:  N47408-79-C-5382
10B.   Dated:  06 Dec 79
11.    This item only applies to Amendments of Solicitations
       _    The above numbered solicitation is amended as set forth in Item
       14.  The hour and date specified for receipt of Offers  _  is extended,
       _ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
       THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
       DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.    Accounting and Appropriation Data (if required):N/A
13. This item applies only to modifications of contracts/orders, it modifies the contract/order no. as described in Item 14.
       A. This change order is issued pursuant to: (specify authority) the changes set forth in Item 14 are made in the Contract Order No. in
          Item 10A.
X      B. The above numbered Contract/Order is modified to reflect the admin-
          istrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of far 43.10(b).
       C. This supplemental agreement is entered into pursuant to authority of:
       D. Other (specify type of modification and authority):
       E. Important:     Contractor    X     is not,  ____  is required
          to sign this document and return __2___ copies to the issuing office.
14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
       1. The purpose of this modification is to revise data cited in block 6 of the SF form 30, Modification P00006 to the above referenced contract.
        Delete:  Disbursing Officer      Insert: Commander
                 Code 0862                       Code 761100B, Costing Branch
                 Navals Weapons Center           NAVAIRWARCENWPNDIV
                 China Lake, CA  93555           1 Administration Circle
                                                 China Lake, CA  93555-6001
       Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A.   Name and Title of Signer:
15B.   Contractor/Offeror:
15C.   Date Signed:
16A.   Name and Title of Contracting Officer:M. A. Barnard
                                             Contracting Officerl
16B:   United States of America
       By:     /s/ M. A. Barnard
16C.